Exhibit 99.1

Media Relations Contact For Accuride	Investor Relations Contact For Accuride
Timothy G. Weir, APR	Todd Taylor
Director of Public Affairs, Communications & Marketing	Vice President and Treasurer
(812) 962-5128 | tweir@accuridecorp.com	(812) 962-5105 | ttaylor@accuridecorp.com

FOR IMMEDIATE RELEASE

Accuride Shareholders Approve Transaction With Crestview

EVANSVILLE, Ind., November 15, 2016 — Accuride Corporation (NYSE:ACW) (“Accuride” or the “Company”) – a leading supplier of components to the North American and European commercial vehicle industries – today announced that, based on the votes cast at the Company’s Special Meeting of Shareholders held earlier today, Accuride’s shareholders voted to approve the proposed transaction with Crestview Partners (“Crestview”).

Under the terms of the Merger Agreement with Crestview Partners, except as otherwise provided, Accuride shareholders will receive $2.58 in cash for each share of Accuride common stock they own.

With approval by Accuride shareholders, all approvals required to complete the proposed merger have been received. Accuride and Crestview expect to complete the transaction on November 18, 2016.

About Accuride Corporation
With headquarters in Evansville, Ind., USA, Accuride Corporation is a leading supplier of components to the North American and European commercial vehicle industries. The Company’s products include commercial vehicle wheels and wheel-end components and assemblies. The Company’s products are marketed under its brand names, which include Accuride®, Accuride Wheel End Solutions™, Gunite® and Gianetti Ruote™. Accuride’s common stock trades on the New York Stock Exchange under the ticker symbol ACW. For more information: www.AccurideCorp.com.

Forward-Looking Statements
Certain statements contained in this document may be considered “forward-looking statements” within the meaning of the U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed merger contemplated by the Agreement and Plan of Merger, dated September 2, 2016, by and among the Company, Armor Parent Corp. and Armor Merger Sub Corp. (such merger, the “proposed transaction” and such agreement, the “Merger Agreement”) and the ability to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the conditions to the closing of the proposed transaction may not be satisfied; (2) the proposed transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the proposed transaction; (4) the outcome of any legal proceedings related to the proposed transaction; (5) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (8) the failure by Armor Parent Corp. or Armor Merger Sub Corp. to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the proposed transaction; and (9) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. If the proposed transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the definitive proxy statement for its 2016 Annual Meeting of Stockholders, the definitive proxy statement filed in connection with the proposed transaction and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not intend, and assumes no obligation, to update any forward-looking statements. The Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the definitive proxy statement for its 2016 Annual Meeting of Stockholders, the definitive proxy statement filed in connection with the proposed transaction and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, are available on the SEC’s website at www.sec.gov.

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